UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

March 23, 2018
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by QUALCOMM Incorporated (the “Company”) as an amendment (the “Amendment”) to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on March 29, 2018 to announce the preliminary voting results of the Company’s 2018 Annual Meeting of Stockholders held on March 23, 2018 (the “Annual Meeting”). This Amendment is being filed to disclose the final voting results received from IVS Associates, Inc. (“IVS”), the independent Inspector of Election for the Annual Meeting.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 5, 2018, IVS delivered its final vote tabulation that certified the final voting results for each of the matters set forth below that were submitted to a vote at the Annual Meeting.

Present at the Annual Meeting, either in person or by proxy, were holders of 1,152,574,214 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares. At the Annual Meeting, the Company’s stockholders considered eight proposals, each of which is discussed briefly below and is described in more detail in the Company’s definitive proxy statement dated January 9, 2018, as filed with the SEC on January 5, 2018.

The final tabulation from IVS of the voting results for the election of directors and other proposals submitted to a vote at the Annual Meeting is set forth below.

Proposal 1 - Election of Directors

Nominee	For	Withheld

Barbara T. Alexander	747,687,784	90,420,742
Jeffrey W. Henderson	579,674,713	258,433,813
Thomas W. Horton	676,733,851	161,374,675
Ann M. Livermore	606,743,985	231,364,541
Harish Manwani	756,105,545	82,002,981
Mark D. McLaughlin	780,627,696	57,480,830
Steve Mollenkopf	665,441,223	172,667,303
Clark T. Randt, Jr.	763,917,669	74,190,857
Francisco Ros	733,036,983	105,071,543
Anthony J. Vinciquerra	637,405,108	200,703,418

Following the closing of the polls at the Annual Meeting, the Company was informed by a set of affiliated funds holding Company shares that votes as received by the Company did not reflect the votes that those stockholders had submitted to their voting execution agent. These stockholders had submitted instructions to cast “withhold” votes with respect to the four longest-tenured directors of the Company, including Dr. Paul E. Jacobs (who was not standing for reelection). Instead, “withhold” votes were cast with respect to Dr. Jacobs, Jeffrey W. Henderson, Ann M. Livermore and Anthony J. Vinciquerra. Although corrected instructions were submitted, the stockholders' revised votes were not received by the Company until after the polls had closed and the Annual Meeting had concluded.

Based on the final results above, the Company estimates that, had the votes been accurately communicated, the votes for these three individuals would have been 735,302,336 “for” and 102,806,190 “withheld” for Mr. Henderson, 762,371,608 “for” and 75,736,918 “withheld” for Ms. Livermore and 793,032,731 “for” and 45,075,795 “withheld” for Mr. Vinciquerra.

The total number of broker non-votes with respect to Proposal 1 was 0. As previously disclosed, persons nominated by Broadcom Limited were disqualified from standing for election as directors. Accordingly, the foregoing voting results do not include votes cast for such persons.

The election of directors at the Annual Meeting was a contested election as defined in the Company’s Bylaws. Accordingly, the voting standard for the election was a plurality rather than a majority standard, such that the ten nominees with the highest number of “FOR” votes were elected. As a result, each of the foregoing nominees was elected as a director at the Annual Meeting.

Proposal 2 - To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for our fiscal year ending September 30, 2018.

For	Against	Abstain	Broker Non-Votes

1,116,439,370	17,683,068	18,451,776	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 3 - To approve, on an advisory basis, our executive compensation.

For	Against	Abstain	Broker Non-Votes

915,220,117	164,057,231	73,296,866	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing advisory vote was approved.

Proposal 4 - To approve an amendment to the Amended and Restated QUALCOMM Incorporated 2001 Employee Stock Purchase Plan, as amended, to increase the share reserve by 30,000,000 shares.

For	Against	Abstain	Broker Non-Votes

1,074,076,196	40,313,108	38,184,910	0

The foregoing proposal required the affirmative vote of a majority of the votes cast at the Annual Meeting.

The foregoing proposal was approved.

Proposal 5 - To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate certain supermajority voting provisions relating to removal of directors.

For	Against	Abstain	Broker Non-Votes

1,121,841,835	10,819,555	19,912,824	0

The foregoing proposal required the affirmative vote of 66 2/3% of the Company’s outstanding shares entitled to vote at the Annual Meeting.

The foregoing proposal was approved.

Proposal 6 - To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate certain supermajority voting provisions relating to amendments and obsolete provisions.

For	Against	Abstain	Broker Non-Votes

1,121,813,675	10,829,276	19,931,263	0

The foregoing proposal required the affirmative vote of 66 2/3% of the Company’s outstanding shares entitled to vote at the Annual Meeting.

The foregoing proposal was approved.

Proposal 7 - To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to eliminate provisions requiring a supermajority vote for certain transactions with interested stockholders.

For	Against	Abstain	Broker Non-Votes

1,120,215,212	12,227,742	20,131,260	0

The foregoing proposal required the affirmative vote of 66 2/3% of the Company’s outstanding shares entitled to vote at the Annual Meeting.

The foregoing proposal was approved.

Proposal 8 - To approve a stockholder proposal to undo any amendment to the Company's Bylaws adopted without stockholder approval that changes the Bylaws from the version publicly filed with the SEC on July 15, 2016.

For	Against	Abstain	Broker Non-Votes

424,894,017	700,885,828	26,794,369	0

The foregoing proposal required the affirmative vote of 66 2/3% of the Company’s outstanding shares entitled to vote at the Annual Meeting.

The foregoing proposal was not approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date:	April 9, 2018	By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer